UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):
April 27, 2006

Inter Parfums, Inc.
(Exact name of Registrant as specified in its charter)

Commission File Number 0-16469

Delaware                                                                         13-3275609
(State or other jurisdiction of                                          (I.R.S. Employer
incorporation or organization)                                         Identification No.)

551 Fifth Avenue, New York, New York 10176
(Address of Principal Executive Offices)

212. 983.2640
(Registrant's Telephone number, including area code)

Item 2.02. Results of Operations and Financial Condition.

        Certain portions of our press release dated April 27, 2006, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

  Certain portions of the 1st paragraph relating to net sales for the first quarter ended March 31, 2006
  The 2nd paragraph relating to net sales for the first quarter ended March 31, 2006

Item 7.01. Regulation FD Disclosure.

        Certain portions of our press release dated April 27, 2006, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 7.01 and Regulation FD. They are as follows:

  The last sentence of the 1st paragraph relating to plans to release operating results for the first quarter ended March 31, 2006
  The 3rd paragraph relating to 2006 guidance, SFAS 123(R) and 2006 anticipated after tax charges
  The 5th paragraph relating to forward looking information
  The balance of such press release not otherwise incorporated by reference in Item 2.02

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: April 27, 2006

Inter Parfums, Inc. By: /s/ Russell Greenberg Russell Greenberg, Executive Vice President